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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2002
                                 ---------------

                                 NET2PHONE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    000-26763
                                    ---------
                            (Commission File Number)

                  Delaware                               22-3559037
                  --------                               ----------
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

                                520 Broad Street
                            Newark, New Jersey 07102
                            ------------------------
             (Address of principal executive offices, with zip code)

                                 (973) 438-3111
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 6.  Resignation of Registrant's Directors.

         Gary Rieschel resigned from the board of directors of Net2Phone, Inc. (the "Registrant") effective as of 6:00 p.m., April 15, 2002. Mr. Rieschel served as a Class III director whose term would have expired at Registrant's 2002 annual meeting of shareholders.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable.
(b)      Not Applicable.
(c)      Not Applicable.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: April 19, 2002
                                                    NET2PHONE, INC.


                                                     /s/ Stephen M. Greenberg
                                                    --------------------------
                                                    By:  Stephen M. Greenberg
                                                    Its: Chief Executive Officer